SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 13, 2003

THE KUSHNER-LOCKE COMPANY

(Exact name of registrant as specified in its charter)

California	0-17295	95-4079057
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

8671 Wilshire Blvd., Suite 714
Beverly Hills, California		90211
(Address of Principal Executive Offices)		(Zip Code)

(310) 358-5508

(Registrant’s telephone number, including area code)

Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits.
SIGNATURE
EXHIBIT 99.1
EXHIBIT 99.2

Item 7.      Financial Statements, Pro Forma Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.
Not Applicable.

(c)	Exhibits.

Exhibit 99.1. Monthly Operating Report of The Kushner-Locke Company (the “Registrant”) for the calendar month from November 1, 2002 to November 30, 2002.

Exhibit 99.2. Monthly Interim Statement of the Registrant for the calendar month from November 1, 2002 to November 30, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2002	THE KUSHNER-LOCKE COMPANY

	By:	/s/ Alice P. Neuhauser Alice P. Neuhauser Responsible Officer